Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND

Class A, Class B, Class C, Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND

Class A, Class B, Class C, Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND

Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND

Class A, Class B, Class C, Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND

Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND

A, Class B, Class C, Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND

Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND

Class A, Class B, Class C, Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND

Administrator, Institutional and Investor Class

WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND

Administrator, Institutional and Investor Class

Supplement dated March 1, 2010, to the Prospectuses dated July 1, 2009, as previously supplemented as the case may be.

This Supplement contains important information about the Funds referenced above.

Effective immediately, the following information replaces in its entirety the current language in the section titled “Frequent Purchase and Redemptions of Fund shares” in the Funds’ prospectuses.

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds’ policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be “blocked” from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

• Money market funds;

• Ultra-short funds;

• Purchases of shares through dividend reinvestments;

• Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

• Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

• Transactions initiated by a registered “fund of funds” or Section 529 Plan into an underlying fund investment;

• Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

• Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management’s analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

TDIT020/P604SP2